77. Q1) Exhibits

77Q1(b) Other

(OTHER)

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 74U AND 74V.

FOR PERIOD ENDING 12/31/2008

FILE NUMBER 811-06722

SERIES NO.: 1 FORWARD SMALL CAP EQUITY FUND

72DD.

1. Total income dividends for which record date passed during the period

Investor Class

$659

2.  Dividends for a second class of open-end company shares

Institutional Class

$446

Class A

$15

73A

1.

Dividends from net investment income

Investor Class

$0.0389

2.

Dividends for a second class of open-end company shares

Institutional Class

$0.0389

Class A

$0.0389

74U.

1.   Number of shares outstanding (000's Omitted)

Investor Class

16,938

2.  Number of shares outstanding of a second class of open-end company shares (to nearest cent)

Institutional Class

11,437

Class A

     386

74V.

1.   Net asset value per share (to nearest cent)

Investor Class

$11.98

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

$12.37

Class A

$12.01

FOR PERIOD ENDING 12/31/2008

FILE NUMBER 811-06722

SERIES NO.: 9 FORWARD INTERNATIONAL SMALL COMPANIES FUND

72DD.

1. Total income dividends for which record date passed during the period

Investor Class

$1,417

2.  Dividends for a second class of open-end company shares

Institutional Class

$6,145

Class A

$26

73A

3.

Dividends from net investment income

Investor Class

$0.1245

4.

Dividends for a second class of open-end company shares

Institutional Class

$0.1801

Class A

$0.1175

74U.

1.   Number of shares outstanding (000's Omitted)

Investor Class

11,431

2.  Number of shares outstanding of a second class of open-end company shares (to nearest cent)

Institutional Class

34,659

Class A

     211

74V.

1.   Net asset value per share (to nearest cent)

Investor Class

$9.51

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

$9.52

Class A

$9.51

FOR PERIOD ENDING 12/31/2008

FILE NUMBER 811-06722

SERIES NO.: 10 FORWARD EMERGING MARKETS FUND

72DD.

1. Total income dividends for which record date passed during the period

Investor Class

$0

2.  Dividends for a second class of open-end company shares

Institutional Class

$0

Class A

$0

73A

5.

Dividends from net investment income

Investor Class

$0.0000

6.

Dividends for a second class of open-end company shares

Institutional Class

$0.0000

Class A

$0.0000

74U.

1.   Number of shares outstanding (000's Omitted)

Investor Class

1,187

2.  Number of shares outstanding of a second class of open-end company shares (to nearest cent)

Institutional Class

3,994

Class A

   124

74V.

1.   Net asset value per share (to nearest cent)

Investor Class

$12.28

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

$12.40

Class A

$12.29

FOR PERIOD ENDING 12/31/2008

FILE NUMBER 811-06722

SERIES NO.: 11 LEGATO FUND

72DD.

1. Total income dividends for which record date passed during the period

Class

$0

2.  Dividends for a second class of open-end company shares

Investor Class

$0

Institutional Class

$0

73A

7.

Dividends from net investment income

Class A

$0.0000

8.

Dividends for a second class of open-end company shares

Investor Class

$0.0000

Institutional Class

$0.0000

74U.

1.   Number of shares outstanding (000's Omitted)

Class A

274

2.  Number of shares outstanding of a second class of open-end company shares (to nearest cent)

Investor Class

113

Institutional Class

267

74V.

1.   Net asset value per share (to nearest cent)

Class A

$7.99

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Investor Class

$8.00

Institutional Class

$8.02

FOR PERIOD ENDING 12/31/2008

FILE NUMBER 811-06722

SERIES NO.: 12 FORWARD GROWTH FUND

72DD.

1. Total income dividends for which record date passed during the period

Class A

$0

2.  Dividends for a second class of open-end company shares

Class C

$0

Institutional Class

$0

73A

9.

Dividends from net investment income

Class A

$0.0000

10.

Dividends for a second class of open-end company shares

Class C

$0.0000

Institutional Class

$0.0000

74U.

1.   Number of shares outstanding (000's Omitted)

Class A

11,601

2.  Number of shares outstanding of a second class of open-end company shares (to nearest cent)

Class C

     350

Institutional Class

     113

74V.

1.   Net asset value per share (to nearest cent)

Class A

$7.99

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Class C

$7.49

Institutional Class

$8.00

FOR PERIOD ENDING 12/31/2008

FILE NUMBER 811-06722

SERIES NO.: 16 FORWARD LONG/SHORT CREDIT ANALYSIS FUND

72DD.

1. Total income dividends for which record date passed during the period

Investor Class

$555

2.  Dividends for a second class of open-end company shares

Institutional Class

  $83

Class A

$625

73A

11.

Dividends from net investment income

Investor Class

$0.5752

12.

Dividends for a second class of open-end company shares

Institutional Class

$0.6243

Class A

$0.4217

74U.

1.   Number of shares outstanding (000's Omitted)

Investor Class

    2,204

2.  Number of shares outstanding of a second class of open-end company shares (to nearest cent)

Institutional Class

    137

74V.

1.   Net asset value per share (to nearest cent)

Investor Class

$5.84

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

$5.81

FOR PERIOD ENDING 06/30/2007

FILE NUMBER 811-06722

SERIES NO.: 17 FORWARD INTERNATIONAL FIXED INCOME FUND

72DD.

1. Total income dividends for which record date passed during the period

Investor Class

$205

2.  Dividends for a second class of open-end company shares

Institutional Class

$607

Class A

$174

Class C

$146

73A

1

Dividends from net investment income

Investor Class

$0.4200

2

Dividends for a second class of open-end company shares

Institutional Class

$0.4787

Class A

$0.4150

Class C

$0.3515

74U.

1.   Number of shares outstanding (000's Omitted)

Investor Class

   545

2.  Number of shares outstanding of a second class of open-end company shares (to nearest cent)

Institutional Class

1,305

Class A

   426

Class C

   415

74V.

1.   Net asset value per share (to nearest cent)

Investor Class

$9.30

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

$9.27

Class A

$9.30

Class C

$9.35